                                                                   EXHIBIT 10.59

      This Agreement between LEONARD DELALIO and ROBERT P. DELALIO, 652 Deer Park Avenue, Dix Hills, New York 11746 as Landlord and SUNGOLD ENTERPRISES LIMITED, 2095 New Highway, Farmingdale, New York 11735 as Tenant.

      Witnesseth: The Landlord hereby leases to the Tenant the following premises: 2095 New Highway, Farmingdale, New York 11735 (one part of a duplex industrial building of approximately 14,080 square feet, as presently occupied) and 2099 New Highway Farmingdale, New York 11735 (the other part of a duplex industrial building of approximately 12,080 square feet) for the term of FIVE
(5) YEARS to commence from the 1st day of December 1996 and to end on the 30th day of November 2001 to used and occupied only for office, interior storage, assembly, light manufacturing and the sale of sunglasses both wholesale and retail upon the conditions and covenants following:

      1st. That the Tenant shall pay the annual rent of One-Hundred Eighty Three Thousand One Hundred Twenty ($183,120,000) Dollars for the first year; One Hundred Eighty Eight Thousand Six Hundred Thirteen ($188,613.00) Dollars for the second year; One Hundred Ninety Four Thousand and Two Hundred Seventy Two ($194,272.00) Dollars for the third year; One Hundred Ninety Nine Thousand Nine Hundred Thirty ($199,930.00) Dollars for the fourth year and Two Hundred Five Thousand Eight Hundred Fifty Eight ($205,858.00) Dollars for the fifth year said rent to be paid in equal monthly payments in advance on the 1st day of each and every month during the term aforesaid, as follows: December 1, 1996, to and including November 1, 1997, Fifteen Thousand Two Hundred Sixty ($15,260.00) Dollars; December 1, 1997 to and including November 1, 1998, Fifteen Thousand Seven Hundred Seventeen and 75/100 ($15,717.75) Dollars; December 1, 1998 up to and including November 1, 1999, Sixteen Thousand One Hundred Eighty Nine and 33/100 ($16,189.33) Dollars; December 1, 1999 to and including November 1, 2000, Sixteen Thousand Six Hundred Eight and 33/100 ($16,608.33) Dollars; and December 1, 2000 to and including November 1, 2001, Seventeen Thousand One Hundred Fifty Four and 83/100 ($17,154.83) Dollars

      2nd. That the Tenant shall take good care of the premises and shall, at the Tenant's own cost and expense make all repairs EXCEPT AS MODIFIED BY PARAGRAPH 43rd HEREOF and at the end or other expiration of the term, shall deliver up the demised premises in good order or condition, damages by the elements excepted.

      3rd. That the Tenant shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and Local Governments and of any and all their Departments and Bureaus applicable to said premises during said term; and shall also promptly comply with and execute all rules, orders and regulations of the New York Board of Fire Underwriters, or any other similar body, at the Tenant's own cost and expense.

      4th. That the Tenant, successors, heirs, executors or administrators shall not assign this agreement, or underlet or underlease the premises, or any part thereof, or make any alterations on the premises, without the Landlord's consent in writing; or occupy, or permit or suffer the same to be occupied by any business or purpose deemed disreputable or extra-hazardous on account of fire, under the penalty of damages and forfeiture, and in the event of a breach thereof, the term herein shall immediately cease and determine at the option of the Landlord as if it were the expiration of the original term. *WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD.

      5th. Tenant must give Landlord prompt notice of file, accident, damage or dangerous or defective condition. If the Premises can not be used because of fire or other casualty, Tenant is not required to pay rent for the time the Premises are unusable. If part of the Premises can not be used, Tenant must pay rent for the usable part. Landlord shall have the right to decide which part of the Premises is usable. Landlord need only repair the damaged structural parts of the Premises. Landlord is not required to repair or replace any equipment, fixtures, furnishings or decorations unless originally installed by Landlord. Landlord is not responsible for delays due to settling insurance claims, obtaining estimates, labor and supply problems or any other cause not fully under Landlord's control.

      If the fire or other casualty is caused by an act or neglect of Tenant, Tenant's employees or invitees, or at the time of the fire or casualty Tenant is in default in any term of this Lease, then all repairs will be made at Tenant's expense and Tenant must pay the full rent with no adjustment. The cost of the repairs will be added rent.

      Landlord has the right to demolish or rebuild the Building if there is substantial damage by fire or other casualty. Landlord may cancel this Lease within 30 days after the substantial fire or casualty by giving Tenant notice of Landlord's intention to demolish or rebuild. The Lease will end 30 days after Landlord's cancellation notice to Tenant. Tenant must deliver the Premises to Landlord on or before the cancellation date in the notice and pay all rent due to the date of the fire or casualty. If the Lease is cancelled Landlord is not required to repair the Premises or Building. The cancellation does not release Tenant of liability in connection with the fire or casualty. This is intended to replace the terms of New York Real Property Law Section 227. EXCEPT AS MODIFIED BY PARAGRAPH 46th HEREOF.

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6TH. The said Tenant agrees that the said Landlord and the Landlord's agents and other representatives shall have the right to enter into and upon said premises, or any part thereof, at all reasonable hours for the purpose of examining the same of making such repairs or alterations therein as may be necessary for the safety and preservation thereof.

7TH. The tenant also agrees to permit the Landlord or the Landlord's agent to show the premises to persons wishing to hire or purchase the same; and the Tenant further agrees that on and after the sixth month, next preceding the expiration of the term hereby granted, the Landlord or the Landlord's agents shall have the right to place notices on the front of said premises, or any part thereof, offering the premises "To Let" or "For Sale", and the Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation.

8TH. That if the said premises, or any part thereof shall be deserted or become vacant during said term, or if any default be made in the payment of the said rent or any part thereof, or if any default be made in the performance of any of the covenants herein contained, the Landlord or representatives may re-enter the said premises by force, summary proceedings or otherwise, and remove all persons therefrom, without being liable to prosecution therefor, and the tenant hereby expresses, waves the service of any notice in writing of intention to re-enter, and the Tenant shall pay at the same time as the rent becomes payable under the terms hereof a sum equivalent to the rent reserved herein, and the Landlord may rent the premises on behalf of the Tenant, reserving the right to rent the premises for a longer period of time than fixed in the original lease without releasing the original Tenant from any liability, applying any moneys collected, first to the expense of resuming by obtaining possession, second to restoring the premises to a rentable condition, and then to the payment of the rent and are other charges due and to grow due to the Landlord, any surplus to be paid to the Tenant, who shall remain liable for and deficiency.

9TH. Landlord may replace, at the expense of Tenant, any and all broken glass in and about the demised premises. Landlord may insure, and keep insured, all plate glass in the demised premises for and in the name of Landlord, Bills, for the premium therefor shall be rendered by Landlord to Tenant at such times as Landlord may elect, and shall be due from, and payable by Tenant when rendered, and the amount thereof shall be deemed to be, and be paid as, additional rental. Damage and injury in said premises, caused by the carelessness, negligence or improper conduct on the part of the said Tenant or the Tenant agents or employees shall be repaired as speedily as possible by the Tenant at the Tenant's own cost and expense.

10TH. That the Tenant shall neither encumber nor obstruct the sidewalk in front of, entrance to, or halls and stairs of said premises, nor allow the same to be obstructed or encumbered in any manner.

11TH. The Tenant shall neither place, or cause or allow to be placed, any sign or signs of any kind whatsoever at, in or about the entrance to said premises or any other part of same, except in or at such place or places as may be indicated by the Landlord and consented to by the Landlord in writing. And in case the Landlord's representatives shall deem it necessary to remove any such sign or signs in order to paint the said premises or the building wherein same is situated or make any other repairs, alterations or improvements in or upon said premises or building or any part thereof, the Landlord shall have the right to do so, providing the same be removed and replaced at the Landlord's expense, whenever the said repairs, alterations or improvements shall be completed.

12TH. That the Landlord is exempt from any and all liability for any damage or injury to person or properly caused by or resulting from steam, electricity, gas, water, rain, ice or snow, or any leak or flow from or into any part of said building or from any damage or injury resulting or arising from any other cause or happening whatsoever unless said damage or injury be caused by or be due to the negligence of the Landlord.

13TH. That if default be made in any of the covenants herein contained, then it shall be lawful for the said Landlord to re-enter the said premises, and the same to have again, re-possess and enjoy. The said Tenant hereby expressly waives the services of any notice in writing of intention to re-enter.

14TH. That this instrument shall not be a lien against said premises in respect to any mortgages that are now on or that here after may be placed against said premises, and that the recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien of this lease, irrespective of the date of recording and the Tenant agrees to execute without cost, any such instrument which may be deemed necessary or desirable to further effect the subordination of the lease to any such mortgage or mortgages, and a refusal to execute such instrument shall entitle the Landlord, or the Landlord's assigns and legal representatives to the option of cancelling this lease without incurring any expense or damage and the term hereby granted is expressly limited accordingly.

15TH. The Tenant has this day deposited with the Landlord the sum of $15,260.00 as security for the full and faithful performance by the Tenant of all the terms, covenants and conditions of this lease upon the Tenant's part to be performed which said sum shall be returned to the Tenant after the time fixed as the expiration of the term herein, provided the Tenant has fully and faithfully carried out all of said terms, covenants and conditions on Tenant's part to be performed. In the event of a bona fide sale, subject to this lease, the Landlord shall have the right to transfer the security to the vendee for the benefit of the Tenant and the Landlord shall be considered released by the Tenant from all liability for the return of such security; and the Tenant agrees to look to the new Landlord solely for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord. *WHICH SECURITY SHALL BE DEPOSITED IN AN INTEREST BEARING ACCOUNT FOR THE BENEFIT OF THE TENANT.

16TH. That the security deposited under this lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord.

17TH. It is expressly understood and agreed that in case the demised premises shall be deserted or vacated, or if default be made in the payment of the rent or any part thereof as herein specified, or if, without the consent of the Landlord, the Tenant shall sell, assign, or mortgage this lease or if default be made in the performance of any of the covenants and agreements in this lease contained on the part of the Tenant to be kept and performed, or if the Tenant shall fail to comply with any of the statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and Local Governments or of any and all their Departments and Bureaus, applicable to said premises, or if the Tenant shall file or there be filed against Tenant petition in bankruptcy or arrangement, or Tenant be adjudicated a bankrupt or make an assignment for the benefit of creditors or take advantage of any insolvency act, the Landlord may, if the Landlord so elects, at any time thereafter terminate the lease and the term hereof, on giving to the Tenant five days' notice in writing of the Landlord's intention so to do, and then lease and the term hereof shall expire and come to an end on the date fixed in such notice as if the said date were the date originally fixed in this lease for the expiration hereof. Such notice may be given by mail to the Tenant addressed to the demised premises.

18TH. Tenant shall pay to Landlord the rent or charge, which may, during the demised term, be assessed or imposed for the water used or consumed in or on the said premises, whether determined by meter or otherwise, as soon as and when the same may be assessed or imposed, and will also pay the expenses for the setting of a water meter in the said premises should the latter be required. Tenant shall pay Tenant's proportionate part of the sewer rent or charge imposed upon the building. And such rents or charges or expenses shall be paid as additional rent and shall be added to the next month's rent thereafter to become due.

19TH. That the Tenant will not nor will the Tenant permit undertenants or other persons to do anything in said premises, or bring anything into said premises, or permit anything to be brought into said premises or to be kept therein, which will in any way increase the rate of fire insurance on said demised premises, nor use the demised premises or any part thereof, nor suffer or permit their use for any business or purpose which would cause an increase in the rate of fire insurance on said building, and the Tenant agrees to pay on demand any such increase.

20TH. The failure of the Landlord to insist upon a strict performance of any of the terms, conditions and covenants herein, shall not be deemed a waiver of any rights or remedies that the Landlord may have, and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained. This instrument may not be changed, modified, discharged or terminated orally.

21ST. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim against Landlord for the value of any unexpired term of said lease. No part of any award shall belong to the Tenant.

22ND. If after default in payment of rent or violation of any other provision of this lease, or upon the expiration of this lease, the Tenant moves out or is dispossessed and fails to remove any trade fixtures or other property prior to such said default, removal, expiration of lease, or prior to the issuance of the final order or execution of the warrant, then and in that event, the said fixtures and property shall be deemed abandoned by the said Tenant and shall become the property of the Landlord.

23RD. In the event that the relation of the Landlord and Tenant may cease or terminate by reason of the re-entry of the Landlord under the terms and covenants contained in this lease or by the ejectment of the Tenant by summary proceedings or otherwise, or after the abandonment of the premises by the Tenant, it is hereby agreed that the tenant shall remain liable and shall pay in monthly payments the rent which accrues subsequent to the re-entry by the Landlord, and the Tenant expressly agrees to pay as damages for the breach of the covenants herein contained, the difference between the rent reserved and the rent collected and received, if any, by the Landlord during the remainder of the unexpired term such difference or deficiency between the rent herein reserved and the rent collected if any, shall become due and payable in monthly payments during the remainder of the unexpired term, as the amounts of such difference or deficiency shall from time to time be ascertained; and it is mutually agreed between Landlord and Tenant that the respective parties hereto shall and hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other on any matters whatsoever arising out of or in any way connected with this lease, the tenant's use or occupancy of said premises, and/or any claim of injury or damage.

24TH. The Tenant waives all rights to redeem under any law of the State of New York.

25TH. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with a National Emergency or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the condition of supply and demand which have been or are affected by war or other emergency.

26TH. No diminution or abatement of rent, or other compensation, shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the building or to its appliances, nor for any space taken to comply with any law, ordinance or order of a governmental authority. In respect to the various "services," if any, herein expressly or impliedly agreed to be furnished by the Landlord to the Tenant, it is agreed that there shall be no diminution or abatement of the rent, or any other compensation, for interruption or curtailment of such "service" when such interruption or curtailment shall be due to accident, alterations or repairs desirable or necessary to be made or to inability or difficulty in securing supplies for labor for the maintenance of such "service" or to some other cause, not gross negligence on the part of the Landlord. No such interruption or curtailment of any such "service" shall be deemed a constructive eviction. The Landlord shall not be required to furnish, and the Tenant shall not be entitled to receive, any of such "services" during any period wherein the Tenant shall be in default in respect to the payment of rent. Neither shall there be any abatement or diminution of rent because of making of repairs, improvements or decorations to the demised premises after the date above fixed for the commencement of the term it being understood that rent shall, in any event, commence to run at such date so above fixed. EXCEPT AS MODIFIED BY PARAGRAPHS 5th and 46th HEREOF.

27TH. Landlord shall not be liable for failure to give possession of the premises upon commencement date by reason of the fact that premises are not ready for occupancy or because a prior Tenant or any other person is wrongfully holding over or is in wrongful possession, or for any other reason. The rent shall not commence until possession is given or is available, but the term herein shall not be extended.

ADD RIDER ONE
ADD RIDER TWO

And the said Landlord doth covenant that the said Tenant on paying the said yearly rent, and performing the covenants aforesaid, shall and may peacefully and quietly have, hold and enjoy the said demised premises for the term aforesaid, provided however, that this covenant shall be conditioned upon the retention of title to the premises by the Landlord.

        AND IT IS MUTUALLY UNDERSTOOD AND AGREED that the covenants and agreements contained in the within lease shall be binding upon the parties hereto and upon their repective successors, heirs, executors and administrators.

IN WIITNESS WHEREOF, the parties have interchangeably set their hands and seals (or cause these presents to be signed by their proper corporate officers and caused their proper corporate seal to be hereto affixed) this 27th day of November, 1996.

        Signed, sealed and delivered
in the presence of                      SUNGOLD ENTERPRISES LIMITED

/s/ ELEANOR GOLDMAN                     By  /s/ LIONEL GOLDMAN     L.S.
-------------------------------------      ----------------------------
Secretary                                  TITLE           TENANT

                                            /s/ ROBERT P. DE LALIO L.S.
                                           ----------------------------
                                           ROBERT P. DELALIO, LANDLORD

                                            /s/ LEONARD DE LALIO   L.S.
                                           ----------------------------
                                           LEONARD DELALIO, LANDLORD

RIDER TO LEASE BETWEEN LEONARD DELALIO and ROBERT P. DELALIO, as LANDLORD, and SUNGOLD ENTERPRISES LIMITED, as Tenant, Dated November 27, 1996.

28th. The tenant covenants that during the entire term of this lease it will provide, furnish, pay for and keep in force, at its own cost and expense, for the benefit of the landlord, the following insurance covering the demised premises, in form and in companies as approved by the landlord, and also deliver certificates thereof to the landlord:

     a) General accident, public liability and property damage insurance in the amount of $1,000,000.00 for injury or death of one person and in the amount of $2,000,000.00 for injury or death arising out of one accident or disaster, and $50,000.00 as to property damage, and such insurance to fully protect the landlord and tenant against any and all liability occasioned by accident or disaster and such insurance to cover the entire demised premises, in addition, the sidewalks and streets in front of and abutting the demised premises.

     b) Plate glass insurance in an amount satisfactory to the owner and landlord, covering the owner's and landlord's interest as it may appear or tenant has the option to replace windows at own cost and expense within 10 days after any damage or the landlord shall replace and charge tenant as additional rent.

     c) In the event the tenant does not so furnish and pay for any of the said insurance or permits same to lapse, the premiums thereof shall be forthwith and immediately paid by the tenant upon submission by the landlord to the tenant of the said premium bills. In the event of the failure of the tenant to pay same within ten (10) days after the submission of copies of paid, receipted bills, the said insurance premiums shall forthwith and immediately be deemed additional rent due and owing under this lease, together with the monthly installment of rent next coming due after said submission, and all of the owner's and landlord's rights in the event of tenant's default under and pursuant to the terms of this lease and by operation of law accruing to the owner and landlord and given to him under this lease shall forthwith and immediately become operative.

29TH.     A)   The landlord shall furnish its own fire and extended coverage and related insurance in companies of his own choice, on the property of which the demised premises forms a part, but not upon any property, possessions, contents or otherwise belonging to or affecting the tenant. The tenant shall not do, nor permit to be done, any act upon said premises which will invalidate or be in conflict with fire insurance and other policies covering the buildings of which the demised premises form a part, nor do or permit anything to be done in or upon the premises which shall cause an increase in the fire insurance rate, extended coverage or other insurance rates applicable to the premises at the time the tenant enters into possession thereof. If by reason of tenant's failure to comply with the provisions of this paragraph or the provision of paragraph 4th, of this lease, the said insurance rates should be higher than they otherwise would be insofar as the demised premises are concerned and/or the rest of the building of which the demised premises form a part, then the tenant shall reimburse the landlord for such additional cost for that part of all said insurance premiums thereafter shown paid on copies of paid, receipted bills submitted by the landlord which shall have been charged because of such failure or use by the tenant and such amounts shall forthwith and immediately be deemed additional rent due and owing under this lease together with the monthly installment of rent next coming due after said submission, and all of the owner's and landlord's rights, in the event of tenant's default, under and pursuant to the terms of this lease and by operation of law accruing to the owner and landlord and given to him under this lease, shall forthwith and immediately become operative.

     b) The tenant shall reimburse landlord for the entire cost of the fire and extended coverage insurance on the building paid for by the landlord within ten (10) days after the landlord bills the tenant. Landlord shall furnish tenant with copies of paid, receipted bills.

        In the event that tenant does not provide, furnish, pay for and keep in force plate glass insurance, then Tenant will at its expense repair and/or replace any plate glass on the demised premises.

30th.   The tenant shall not record or cause or permit this lease to be recorded in the office of the county clerk or elsewhere.

31st    The tenant agrees at its own cost and expense to pay for all electricity, water, telephone, gas and fuel consumed and used by it, including water and standby water charges for sprinkler systems installed, if any; it being the understanding and intent of the parties hereto that the landlord rents and the tenant hires the demised premises without any service of any kind whatsoever.

32nd.   Any signs or signs that the tenant may wish to affix to the exterior of the building shall be in conformity with the building and zoning ordinances of the governing municipality, and the tenant further shall secure the written permission of the owner and landlord to affix said signs.

33rd.   It is understood and agreed that the premises, fixtures and appurtenances are leased in their "AS IS" condition.

34th.   a) Any notice required to be given by either party to the other shall be deemed to be duly given and completed by sending notices by certified return receipt mail, in the case of the landlord, to 652 Deer Park Avenue, Dix Hills, New York 11746, or such other address as the landlord may hereafter designate in writing, and to the tenant by mailing such notice to the tenant directed to the tenant's present address as hereinabove stated, at the demised premises.

        b) The rent shall be payable to the landlord, LEONARD DeLALIO and ROBERT P. DeLALIO at 652 Deer Park Avenue, Dix Hills, New York 11746, or such other place as the landlord may designate in writing.

35th.   If any mechanic's lien or liens shall be filed against the premises for work done or material furnished to the tenant, the tenant shall, within thirty days thereafter, and at its own cost and expense, cause such lien or liens to be discharged by filing the bond or bonds required for that purpose by law.

36th.   Tenant agrees not to allow garbage or refuse to accumulate outside of the building upon the demised premises, unless in a container and subject to approval of town and all other authorities.

37th.   Any improvements or additions made by the tenant to the building, including but not limited to plumbing and electrical fixtures, partitions, gas service units, etc., shall immediately become the property of the landlord.
Any electrical work shall be performed in compliance with U.L. requirements and all building codes.

38th.   In the event of a default by the tenant for non-payment of rent, and such default continuing for a period of ten (10) days subsequent to the due date, there shall be added to the monthly rental then due and payable a sum designated as a late charge, which shall be equal to five cent ($0.05) for each dollar of the monthly payment past due. Such additional sum shall be construed as additional rent and, if not paid with the then rent in arrears, shall become immediately due and payable with the next succeeding monthly payment of rent. In the event of a default by the tenant in the non-payment of rent, in addition to the imposition of the late charge as hereinbefore set forth, the tenant shall be liable in the event the landlord shall institute summary proceedings by the service of a precept and petition for reasonable attorney's fees incurred by the landlord in the amount of $200.00. This provision shall apply each and every time the tenant be in default for the non-payment of rent and summary proceedings be initiated.

39th.   Tenant shall pay or cause to be paid promptly, when due, any charge which may be incurred incident to the premises being connected or "hooked-up" to an existing or proposed sewer system, and thereafter tenant shall be responsible for the payment for any and all sewer rents levied against or attributable to the demised premises. The obligation of the tenant hereunder shall be construed as additional rent. Landlord shall pay for connection to sewer if required.

40th.   Any damage which shall be done to the building as a result of the installation or removal of tenant's equipment shall be repaired by tenant at tenant's sole cost and expense, and the premises shall be restored to their original condition.

41st.   If the sprinkler system installed in the building upon the demised premises shall be damaged or injured or not in proper working order by reason of any act or omission of the tenant, tenant shall forthwith restore the same to good working condition at its own expense; and if the N.Y. Board of Fire Underwriters or the N.Y. Fire Insurance Exchange or any bureau, department, or official of the State or City Government require or recommend that any changes, modification, alterations, or additional sprinkler heads or other equipment to be made or supplied by reason of tenant's business or the locations of partitions, trade fixtures, and other contents of the demised premises, or if any such changes, modifications, alterations, additional sprinkler heads or other equipment becomes necessary, to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate as fixed by said Exchange, or any fire insurance company, tenant shall, at tenant's expense, promptly make and supply such changes, modifications, alterations, additional sprinkler heads or other equipment, and upon failure to do so, landlord may elect to cancel this lease or do said work at the expense of the tenant, the cost of same to be deemed additional rent and to be due with the next monthly installment of rent thereafter.

42nd.   This agreement constitutes the entire agreement between the parties and contains all agreements, conditions, representations and warranties made between the parties hereto. No representation other than those herein expressly contained have been made by either party to the other. This lease may not be modified, altered, amended, changed or added to except in writing and signed by all parties.

43rd.   The landlord agrees during the term of this leasing agreement to make necessary structural, roof, and outside repairs not occasioned as a result of tenant's misuse or neglect. The tenant agrees to clean and maintain the present cesspools and storm drains upon the premises. In the event landlord shall, in the future, install additional cesspool or cesspools to service the subject premises, then, in that case, the tenant shall be solely responsible for the maintenance and replacement thereof. The entire cost to be paid by the tenant.

44th.   The tenant shall pay to the landlord during the entire term herein demised, commencing with December 1996, as and for additional rent hereunder the amount of any increase in the aggregate of all real estate taxes of every nature and description, including assessments, if any, levied against the demised premises and herein referred to as the basic tax. The basic tax, as aforementioned, shall be the aggregate of all real estate taxes of each and every nature, including assessments levied against the


45th.   The tentant shall maintain the lawn, shrubs and lawn sprinkler system if any, and security system.

46th.   Anything to the contrary notwithstanding, if the landlord is required to or has the option to make repairs under paragraphs 5th and 26th hereof, whether the repairs are of a substantial nature or otherwise, the landlord shall complete or substantially complete said repairs within 120 days from the date of casualty loss or the date of notification of a governmental authority of the required change. In the event that the landlord should contest any governmental order to make changes in the building, the 120 day period shall commence from the date of adjudication of the landlord's requirement to make said repairs.

47th. The landlord agrees to furnish and provide ten (10) parking spaces for the tenant.

48th. The tenant is presently in possession of part of the premises.

49th. Tenant shall be reponsible for any and all lighting and fans in the warehouse area.

50th. The tenant represents that the tenant shall not at any time dispose of noxious or toxic substances or waste, if any of this type of material be on the premises at any time, through the sanitary disposal system of the premisses, be it cesspool, septic tank or sewer, or through any public or private sewer or disposal system on or adjoining the premises. In the event that any noxious or toxic substances are used, stored, created or otherwise obtained and/or maintained by the tenant, including heating oil, same shall be at all times handled in a safe and proper manner and in accordance with all municipal and governmental standards. At such time as the tenant vacates the premises, be it at the conclusion or termination of this lease or otherwise, the premises shall be left in a vacant and broom cleaned condition with no noxious or toxic substances in or about the premises. The tenant, and if the tenant is a corporation, then the stockholders, directors and officers of the tenant corporation do jointly and severally agree to, and by this lease provision, do indemnify and hold harmless the landlord from any and all damages that may result fom the breach of this demised premises, for the tax year 1995/96 as originally billed and paid. The amount of any such increase shall be deemed additional rent and shall be paid by the tenant to the landlord not later than the first day of the calendar month occurring subsequent to the giving of notice to the tenant of the amount of such increase and the simultaneously exhibiting to the tenant a copy of a tax bill evidencing such increase. Such notice to be given by the landlord to the tenant may be given personally or by certified mail, return receipt requested. The tenant, at its sole cost and expense, shall have the right to contest all future tax bills in accordance with the requirements of the tax authority and the landlord shall cooperate in any such undertaking by providing any documents or information in their possession.

     In the event that any of the aforesaid taxes are decreased and refunds received by landlord, they shall be for the sole benefit of the landlord without any reduction or refunds of rent to tenant.

     In the event that the total of the aforesaid taxes for any year subsequent to the base year 1995/96 are less than the base year total taxes, then and in that event the total taxes for said subsequent year shall be substituted for the 1995/96 base year for any tax adjustment for all years following the year of said base year substitution.

45th.     The tenant shall maintain the lawn, shrubs and lawn sprinkler system if any, and security system.

46th.     Anything to the contrary notwithstanding, if the landlord is required to or has the option to make repairs under paragraphs 5th and 26th hereof, whether the repairs are of a substantial nature or otherwise, the landlord shall complete or substantially complete said repairs within 120 days from the date of casualty loss or the date of notification of a governmental authority of the required change. In the event that the landlord should contest any governmental order to make changes in the building, the 120 day period shall commence from the date of adjudication of the landlord's requirement to make said repairs.

47th.     The landlord agrees to furnish and provide ten (10) parking spaces for the tenant.

48th.     The tenant is presently in possession of part of the premises.

49th.     Tenant shall be responsible for any and all lighting and fans in the warehouse area.

50th.     The tenant represents that the tenant shall not at any time dispose of noxious or toxic substances or waste, if any of this type of material be on the premises at any time, through the sanitary disposal system of the premises, be it cesspool, septic tank or sewer, or through any public or private sewer or disposal system on or adjoining the premises. In the event that any noxious or toxic substances are used, stored, created or otherwise obtained and/or maintained by the tenant, including heating oil,same shall be at all times handled in a safe and proper manner and in accordance with all municipal and governmental standards. At such time as the tenant vacates the premises, be it at the conclusion or termination of this lease or otherwise,the premises shall be left in a vacant and broom cleaned condition with no noxious or toxic substances in or about the premises. The tenant, and if the tenant is a corporation, then the stockholders, directors and officers of the tenant corporation do jointly and severally agree to, and by this lease provision, do indemnify and hold harmless the landlord from any and all damages that may result from the breach of this lease provision, including but not limited to clean up and repair or replacement of the premises, elimination of any noxious or toxis substances and purification of the premises, carting and disposal of such substances, reasonable attorney's fees, loss of rental due to any dangerous condition thereby created and any and all losses stemming therefrom, the foregoing list being intended to be illustrative only and not in limitation of the provisions hereof. The aforesaid indemnification shall likewise be applicable to indemnify and hold harmless the landlord from any third party claim made against the landlord which arises from the tenants activities, actions and operation.

51st. The parties hereto represent that they have dealt with no real estate broker other then DeLalio Associates and that all commissions will be paid by the landlord in accordance with a separate agreement.

52nd. Tenant shall have the right to place containers in the rear of the building in an orderly fashion and subject to the approval of the town and all other authorities.

     Tenant shall pay as additional rent any and all costs incurred by landlord for refuse removal.

54th.  Landlord agrees to furnish the following:

     1. Up to 600 square feet of carpet and cove base at a cost not to exceed $6,000.00 as per agreement attached hereto and made a part hereof.

     2. Painting in accordance with agreement attached hereto and made a part hereof.

     3. Renovations to premises in accordance with plans attached hereto and made a part hereof.


                                                SUNGOLD ENTERPRISES LIMITED


                                                By: /s/ LIONEL GOLDMAN
                                                   --------------------------
                                                   Title               Tenant


                                        /s/ ROBERT P. DELALIO
                                            ----------------------------
                                             Robert P. Delalio, Landlord



                                        /s/ LEONARD DELALIO
                                            ----------------------------
                                            Leonard Delalio, Landlord

SECOND RIDER TO LEASE BETWEEN LEONARD DELALIO and ROBERT P. DELALIO, as LANDLORD and SUNGOLD ENTERPRISES LIMITED, as TENANT, DATED NOVEMBER 27, 1996.

Paragraph 1st - monthly rental for the period of December 1, 1999 to and including November 1, 2000 shall be $16,660.83 in lieu of $16,608.33 as stated in the lease.

Paragraph 8th - add after last period: "not withstanding the foregoing re-entering by force shall be permitted only when the premises are deserted or become vacant for any other default lawful court process will be required.

Paragraph 11th - add after end of paragraph "notwithstanding the foregoing, all signs as they presently exist may be retained by the Tenant as long as they continue to conform to the requirements of the governing municipality. The approval by the Landlord for any additional signs shall not be unreasonably withheld."

Paragraph 13th - after re-possess and enjoy on second line add "upon lawful court process". Delete last sentence beginning with the said Tenant ----

Paragraph 32nd - change last period of the paragraph to a comma and add "which permission shall not be unreasonably withheld."

Paragraph 33rd - change last period of the paragraph to a comma and add "except as is specifically set forth in paragraph 54th herein."

Paragraph 44th - at the first sentence on page 4, insert after tax year 1995/96
     "covering the fiscal period of December 1, 1995 through November 30, 1996."

Paragraph 46th - on line 5 after within, the 120 days is changed to 90 days.

Paragraph 54th item 1 - delete in its entirety and substitute following: "Carpet and cove base shall be provided by Landlord or allowed to Tenant, at Tenant's option, at a cost not to exceed Ten ($10.00) Dollars per square yard for the number of yards required by the agreed plans not to exceed 660 square yards."

Paragraph 55th - add to the first rider the following:
          In the event that the building is sold and the new owner gives notification to the Tenant of his intentions to terminate the lease, then add in that event, the Tenant shall have a period of six (6) months to move from the premises with all other terms and conditions of this lease remaining in full force and effect.

Paragraph 56th - The Tenant shall have the following option provided that all rentals provided herein have been paid timely and there are no breaches of any term, covenant or condition stated herein.

     The Tenant shall have the option to extend this Lease for a term of five
(5) additional years at an annual rental as follows:


                             ANNUAL               ANNUAL
                             RENTAL               RENTAL
                          -----------           ----------
First Year 4%             %214,092.00           $17,841.00
Second Year                222,656.00            18,554.67
Third Year                 231,562.00            19,296.83
Fourth Year                240,824.00            20,068.67
Fifth Year                 250,457.00            20,871.42

     In order for the Tenant to exercise this option it must give written notice of its intention to exercise the option at least eighteen (18) months prior to the expiration of the original term of the lease and execute an agreement extending the term within ten (10) days after said agreement is presented to it by the landlord. All other terms of this lease shall remain in full force and effect through the extended term.

                                   SUNGOLD ENTERPRISES LIMITED

                                   By        [SIG]
                                      -----------------------------------
                                      Title                 Tenant



                                        /s/ ROBERT P. DE LALIO
                                      -----------------------------------
                                      Robert P. DeLalio, Landlord



                                        /s/ LEONARD DE LALIO
                                      -----------------------------------
                                      Leonard DeLalio, Landlord




     And the said Landlord doth covenant that the said Tenant on paying the said yearly rent, and performing the covenants aforesaid, shall and may peacefully and quietly have, hold and enjoy the said demised premises for the term aforesaid, provided however, that this covenant shall be conditioned upon the retention of title to the premises by the Landlord.

     AND IT IS MUTUALLY UNDERSTOOD AND AGREED that the covenants and agreements contained in the within lease shall be binding upon the parties hereto and upon their respective successors, heirs, executors and administrators.

     IN WITNESS WHEREOF, the parties have interchangeably set their hands and seals (or cause these presents to be signed by their proper corporate officers and caused their proper corporate seal to be hereto affixed) this 27th day of November, 1996.

     Signed, sealed and delivered
in the presence of                        SUNGOLD ENTERPRISES LIMITED

/s/ ELEANOR GOLDMAN                       By        [SIG]                   L.S.
------------------------------------         -----------------------------------
Secretary                                    TITLE                 TENANT



                                               /s/ ROBERT P. DE LALIO       L.S.
                                             -----------------------------------
                                             ROBERT P. DELALIO, LANDLORD


                                               /s/ LEONARD DE LALIO         L.S.
                                             -----------------------------------
                                             LEONARD DELALIO, LANDLORD